EXHIBIT 10.2

NEITHER THIS WARRANT NOR THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NEITHER THIS WARRANT NOR THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE TRANSFERRED EXCEPT AS PROVIDED IN SECTION 3 OF THIS WARRANT.

WARRANT

to Purchase Common Stock of
Advanced Materials Group, Inc.

Expiring May 13, 2008

This Warrant certifies that [ROBERT E. DELK] [TIMOTHY R. BUSCH] or registered assigns (the “Holder”), is entitled to subscribe for and purchase from Advanced Materials Group, Inc., a Nevada corporation (the “Company”), all or any part of duly authorized, validly issued, fully paid and nonassessable shares of the Company’s common stock, $.001 par value per share (the common stock, including any stock into which it may be changed, reclassified, or converted, is herein referred to as the “Common Stock”), as comprise 50,000 Units (as defined below) at a purchase price per Unit equal to $0.363 (the “Exercise Price”).  A “Unit” shall consist initially of one share of Common Stock of the Company as such stock is constituted on the date of this Warrant, subject to adjustment as set forth herein.  The Warrant may be exercised at any time, and from time to time, during the period from the date hereof and ending at 5:00 p.m., New York, New York time on May 13, 2008.

This Warrant is issued pursuant to that certain Promissory Note dated as of April 22, 2004 by and between the Company and the Holder (the “Note”).  Pursuant to the Note, the Holder has agreed, among other things, to loan the Company the amount of $150,000 for a period of ninety (90) days.

This Warrant is subject to the following provisions, terms and conditions:

Section 1.                                          EXERCISE.

To exercise this Warrant in whole or in part, the Holder shall deliver to the Company at its principal office in Rancho Dominguez, California, (a) a written notice, in substantially the form of the Subscription Notice appearing at the end of this Warrant, of the Holder’s election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, (b) cash or a certified check payable to the Company, or by cancellation of indebtedness of the Company to the Holder hereof, if any, at the time of exercise, in an amount equal to the aggregate purchase price of the number of shares of Common Stock being purchased and (c) this Warrant.  The Company shall as promptly as practicable, and in any event within 15 days thereafter, execute and deliver or cause to be executed and delivered, in accordance with

such notice, a certificate or certificates representing the aggregate number of shares of Common Stock specified in such notice.   The stock certificate or certificates so delivered shall be in the denomination of 100 shares each or such lesser or greater denomination as may be specified in such notice and shall be issued in the name of the Holder or such other name as shall be designated in such notice.  Such certificate or certificates shall be deemed to have been issued and the Holder or any other person so designated to have been issued and the Holder or any other person so designated to be named therein shall be deemed for all purposes to have become a holder of record of such shares as of the date such notice is received by the Company as aforesaid.  If this warrant shall have been exercised only in part, the Company shall, at the time of delivery of said certificate or certificates, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the remaining shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical to this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant and the same returned to the Holder.   The Company shall be pay all expenses, taxes and other charges payable in connection with the preparation, issue and delivery of such stock certificates and new Warrants, except that, in case such stock certificates or new Warrants shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all stock transfer taxes that are payable upon the issuance of such stock certificate or certificates or new Warrants shall be paid by the Holder at the time of delivering the notice of exercise mentioned above.

All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable and, if the Common Stock is then listed on a national securities exchange or quoted on an automated quotation system, shall be duly listed or quoted thereon.

The Company shall not be required upon any exercise of this Warrant to issue a certificate representing any fraction of a share of Common Stock, but, in lieu of thereof, shall pay to the Holder cash in an amount equal to a corresponding fraction (calculated to the nearest 1/100 of a share) of the purchase price of one share of Common Stock as of the date of receipt by the Company of notice of exercise of this Warrant.

Section 2.                                          TRANSFER, DIVISION AND COMBINATION.

The Company agrees to maintain at its principal office in Rancho Dominguez, California, books for the Registration and transfer of this Warrant, and, subject to the provisions of Section 3 hereof, this Warrant and all rights hereunder are transferable, in whole, on such books at such office, upon surrender of this Warrant at such office, together with a written assignment of this Warrant duly executed by the Holder or his agent or attorney and funds sufficient to pay any stock transfer taxes payable upon the making of such transfer.  Upon such surrender and payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and this Warrant shall promptly be canceled.  A Warrant may be exercised by a new holder for the purchase of shares of Common Stock without having a new Warrant issued.

This Warrant may be divided or combined with other Warrants upon presentation hereof at such principal office in Rancho Dominguez, California, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or his agent or attorney. Subject to compliance with the preceding paragraph as to any transfer that may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

Section 3.                                          RESTRICTIONS ON EXERCISE AND TRANSFER OF WARRANTS AND COMMON STOCK

This Warrant shall be exercisable (a) only under circumstances such that the issue of Common Stock issuable upon such exercise is exempt from the requirements of registration under the Securities Act of 1933, as amended (or any similar statute then in effect) (the “1933 Act”) and any applicable state securities law or (b) upon registration of such Common Stock in compliance therewith.  This Warrant shall be transferable only under circumstances such that the transfer is exempt from the requirements of registration under the 1933 Act and any applicable state securities law.  By acceptance hereof, the Holder agrees to comply with such legislation.

Before any transfer or attempted transfer of all or any part of this Warrant or such Common Stock, the Holder shall give the Company written notice of its intention so to do describing briefly the manner of such proposed transfer.  Promptly after receiving such written notice, the Company shall present copies thereof to Company counsel and, if the Company requests the Holder to designate special counsel therefor, to any special counsel designated by the Holder that is reasonably satisfactory to the Company.  If, in the opinion of counsel for the Company and counsel, if any, for the Holder, the proposed transfer may be effected without registration under the 1933 Act and any applicable state securities law of any such securities, the Company, as promptly as practicable, shall notify the Holder of such opinion, whereupon the securities proposed to be transferred may be transferred in accordance with the terms of such notice.  The Company shall not be required to effect any such transfer before the receipt of such favorable opinion or opinions or the effectiveness of registration.

Section 4.                                          CERTAIN COVENANTS.

The Company covenants and agrees that it will at all times reserve and set apart and have, free from preemptive rights, a number of shares of authorized but unissued Common Stock, or other stock or securities deliverable pursuant to this Warrant, sufficient to enable it at any time to fulfill all its obligations hereunder.

Section 5.                                          NOTICES.

In the event that:

(a)                                  the Company proposes to pay any dividend payable in stock (of any class or classes) or in Convertible Securities, as defined below, upon its Common Stock or make any distribution (other than ordinary cash dividends) to the holders of its Common Stock,

(b)                                 the Company proposes to grant to the holders of its Common Stock generally any rights or options,

(c)                                  the Company proposes to effect any capital reorganization or reclassification of capital stock of the Company,

(d)                                 the Company proposes to consolidate with, or merge into, any other corporation or to transfer its property as an entirety or substantially as an entirety, or

(e)                                  the Company proposes to effect the liquidation, dissolution or winding up of the Company,

then the Company shall cause notice of any such intended action to be given to all holders of record of outstanding Warrants not less than 30 days before the date on which the transfer books of the Company shall close or a record shall be taken for such stock dividend, distribution or granting of rights or options, or the date when such capital reorganization, reclassification, consolidation, merger, transfer, liquidation, dissolution or winding up shall be effective, as the case may be.

Any notice or other document required or permitted to be given or delivered to holders of record of Warrants shall be delivered by facsimile, reliable courier or first-class mail postage prepaid to each such holder at the last address shown on the books of the Company maintained for the registry and transfer of the Warrants.  Any notice or other document required or permitted to be given or delivered to holders of record of Common Stock issued pursuant to Warrants shall be delivered by facsimile, reliable courier or first-class mail postage prepaid to each such holder at such holder’s address as the same appears on the stock records of the Company.  Any notice or other document required or permitted to be given or delivered to the Company shall be delivered by facsimile, reliable courier or first-class mail postage prepaid to the principal office of the Company, at Rancho Dominguez, California or delivered to the office of one of the Company’s executive officers at such address, or such other address as shall have been furnished by the Company to the holders of record of such Warrants and the holders of record of such Common Stock.

Section 6.                                          LIMITATIONS OF LIABILITY; NOT SHAREHOLDERS.

No provision of this Warrant shall be construed as conferring upon the Holder the right to vote or to consent or to receive dividends or to receive notice as a shareholder in respect of meetings of shareholders for the election of directors of the Company or any other matter whatsoever as shareholders of the Company.  No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of Holder for the purchase price or as a shareholder of the Company, whether such liability is asserted by the Company, creditors of the Company or others.

Section 7.                                          LOSS, DESTRUCTION, ETC, OF WARRANT.

Upon receipt of evidence satisfactory to the Company of loss, theft, mutilation or destruction of any Warrant, and in the case of any such loss, theft or destruction upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation upon surrender and cancellation of the Warrants, the Company will make and deliver a new Warrant, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant.  Any Warrant issued under the provisions of this Section 7 in lieu of any Warrant alleged to be lost, destroyed or stolen, or of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company.

Section 8.                                          EXERCISE AND EXPIRATION OF WARRANT.

This Warrant shall become exercisable immediately upon its issuance to the initial Holder.  The expiration time and date of the Warrant shall be 5:00 p.m. New York, New York time, April 21, 2008.

Section 9.                                          ADJUSTMENT OF NUMBER OF SHARES ISSUABLE PURSUANT TO THIS WARRANT.

The number of shares of Common Stock comprising a Unit shall be subject to adjustment from time to time as follows:

(a)                                  Stock Splits; Stock Dividends.  If at any time or from time to time the Company shall subdivide as a whole, by reclassification, by the issuance of a stock dividend on the Common Stock payable in Common Stock, or otherwise, the number of shares of Common Stock, with or without par value, comprising a Unit that may be purchased hereunder shall be increased proportionately as of the effective or record date of such action.  The issuance of such a stock dividend shall be treated as a subdivision of the whole number of shares of Common Stock outstanding immediately before the record date for such dividend into a number of shares equal to such whole number of shares so outstanding plus the number of shares issued as a stock dividend. In case at any time or from time to time the Company shall combine as a whole, by reclassification or otherwise, the number of shares of Common Stock then outstanding into a lesser number of shares of Common Stock, with or without par value, the number of shares of Common Stock comprising a Unit that may be purchased hereunder shall be reduced proportionately as of the effective date of such action.

(b)                                 Effect of Certain Dividends.  If on any date the Company makes a distribution to holders of its Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of its indebtedness or assets, the number of shares of Common Stock theretofore comprising a Unit shall be adjusted as at the close of business on said date to a number determined by multiplying the number of shares theretofore comprising a Unit by a fraction, the numerator of which shall be the Current Price immediately prior to such distribution, and the denominator of which shall be such Current Price minus the fair market value (as determined by a single qualified appraiser (which shall be either a national accounting firm or a national or regional major investment bank) selected by mutual agreement between the Company and the Holder) of the portion of the assets or evidences of indebtedness so to be distributed to one share of Common Stock.

(c)                                  Effect of Merger or Consolidation.  If the Company shall, while this Warrant remains outstanding, enter into any consolidation with or merge into any other corporation wherein the Company is not the continuing corporation, or wherein cash or securities of a corporation other than the Company are distributable to holders of Common Stock of the Company, or sell or convey its property as an entirety or substantially as an entirety, and in connection with such consolidation, merger, sale or conveyance, shares of stock or cash or other securities shall be issuable or deliverable in exchange for the Common Stock of the Company, the Holder shall thereafter be entitled to purchase pursuant to this Warrant (in lieu of the number of shares of Common Stock that the Holder would have been entitled to purchase or acquire immediately before the effective date of such consolidation, merger, sale or conveyance) the shares of stock or cash or other securities to which such number of shares of Common Stock would have been entitled at the time of such consolidation, merger, sale or conveyance, at an aggregate purchase price equal to that which would have been payable if such number of shares of Common Stock had been purchased upon exercise of a Warrant immediately prior thereto.  In cash of any such consolidation, merger, sale or conveyance, appropriate provision (as determined by a resolution of the Board of Directors of the Company) shall be made with respect to the rights and interests thereafter of the Holder, to the end that all the provisions of this Warrant (including adjustment provisions) shall thereafter be applicable as nearly as reasonably practicable, in relation to such stock or other securities.

(d)                                 Reorganization and Reclassification.  In case of any capital reorganization or any reclassification of the capital stock of the Company (except as provided in Section 9(a) hereof) while this Warrant remains outstanding, the Holder shall thereafter be entitled to purchase pursuant to this Warrant (in lieu of the number of shares of Common Stock comprised in the number of Units that the Holder would have been entitled to purchase immediately before such reorganization or reclassification) the shares of stock of any class or classes or other securities or cash or property to which such number of shares of Common Stock comprised in such number of Units would have been entitled if such shares of Common Stock had been purchased immediately before  such reorganization or reclassification.  In case of any such reorganization or reclassification, appropriate provision (as determined by resolution of the Board of Directors of the Company) shall be made with respect to the rights and in thereafter of the Holder, to the end that all the provisions of this Warrant (including adjustment provisions) shall thereafter be applicable, as nearly as reasonably practicable, in relation to such stock or other securities or property.

(e)                                  Adjustment of Unit After a “Diluting Issue”.  If on any date on or after the date of this Warrant any additional shares of Common Stock (other than shares of Excluded Stock) shall be issued for a consideration per share (or, in the case of any transactions contemplated in paragraphs (2) or (3) of this Section 9(e), shall be deemed to be issued for a Presumed Consideration per share) less than the Current Price on the date such Common Stock was issued or deemed to have been issued, the number of shares of Common Stock theretofore comprising a Unit shall be adjusted as at the close of business on such date to a number equal to the product (computed to the nearest ten thousandth of a share) resulting from the multiplication of (i) the total number of shares comprising a Unit immediately before such adjustment by (ii) a fraction, the numerator of which is the Current Price on the date such Common Stock was issued or deemed to have been issued, and the denominator of which is the consideration received (or, without duplication, the Presumed Consideration deemed to have been received) per share for such additional shares so issued.

For the purpose of this Section 9(e), the following provisions shall be applicable with respect to the issuance of additional shares of Common Stock and the computation set forth in the immediately preceding paragraph:

(1)                                  Stock Dividends, Etc.  In case any additional shares of Common Stock shall be issued as a dividend on Common Stock, the number of shares of Common Stock comprising a Unit shall be adjusted as provided in Section 9(a) hereof.

In case any additional shares of Common Stock shall be issued as a dividend on any class of stock of the Company other than Common Stock, or in case any obligations or stock convertible into or exchangeable for shares of Common Stock (such convertible or exchangeable obligations or stock being hereinafter called “Convertible Securities”) shall be issued as a dividend on any class of stock of the Company, such shares of Common Stock or Convertible Securities shall be deemed to have been issued without consideration on the day next succeeding the date for the determination of stockholders entitled to such dividend.

(2)                                  Rights or Options Below Current Price.  In case the Company shall on or after the date of this Warrant grant any rights or options (other than those exercisable for Excluded Stock) to subscribe for or to purchase additional shares of Common Stock or Convertible Securities, and the Presumed Consideration per share received and receivable by the Company for such additional shares under such rights or options or pursuant to the terms of such Convertible Securities shall be less than the Current Price in effect immediately prior to the time of the granting of such rights or options, the maximum number of additional shares of Common Stock issuable pursuant to such rights or options or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date of the granting of such rights or options, and the Company shall be deemed to have received the Presumed Consideration therefor.  No adjustment (except as provided in paragraph (4) of this Section 9(e) shall be made upon the actual issuance of Common Stock upon the exercise of rights or options referenced in this paragraph (2) or the conversion of Convertible Securities referenced in this paragraph (2).

(3)                                  Securities Convertible Below Current Price. In case:

(i)                                     the Company shall issue any Convertible Securities (other than those convertible into Excluded Stock or pursuant to the exercise of rights or options therefor in respect of which an adjustment shall have theretofore been made under the foregoing paragraph (2)), and

(ii)                                  the Presumed Consideration per share for additional shares of Common Stock issuable pursuant to the terms of such Convertible Securities shall be less than the Current Price in effect immediately prior to the time of the issuance of such Convertible Securities, then the issuance of such Convertible Securities shall be deemed to be an issuance (as of the date of issuance of such Convertible Securities) of the maximum number of additional shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities, and the Company shall be deemed to have received the Presumed Consideration therefor as of the date of issuance of such Convertible Securities.  No further adjustment, except as provided in paragraph (4) of this Section 9(e), shall be made upon the actual issuance of Common Stock upon the conversion of Convertible Securities.

(4)                                  Superseding Adjustment of Number of Shares of Common Stock Comprising a Unit. If, at any time after any adjustment of the shares of Common Stock comprising a Unit shall have been made on the basis of shares of Common Stock deemed to be issued by reason of the provisions of the foregoing paragraphs (2) or (3) of this Section 9(e) on the basis of the granting of certain rights or options or the issuance of certain Convertible Securities, or after any new adjustments of the shares of Common Stock comprising a Unit shall have been made on the basis of shares of Common Stock deemed to be issued by reason of the provisions of this paragraph (4), such rights or options or the right of conversion or exchange in any such Convertible Securities (for which, or purchased pursuant to any rights or options for which, such an adjustment shall previously have been made) shall expire, and a portion of such rights or options, or the right of conversion or exchange in respect of a portion of such Convertible Securities, as the case may be, shall not have been exercised, then such previous adjustment shall be rescinded and annulled and the shares of Common Stock that were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled, shall no longer be deemed to have been issued by virtue of such computation.  Thereupon, a recomputation shall be made of the effect of such rights or options or such Convertible Securities on the basis of:

(i)                                     treating the number of additional shares of Common Stock, if any, theretofore actually issued pursuant to the exercise of such expired rights or options or such expired right of conversion or exchange, as having been issued on the date or dates of such exercise for the consideration actually received therefor (computed as provided in paragraph (6) of this Section 9(e)); and

(ii)                                  treating the maximum number of additional shares of Common Stock, if any, thereafter issuable pursuant to the conversion or exchange of any Convertible Securities actually issued or issuable pursuant to the previous exercise of such rights or options as having been issued as of the date of the granting of such rights or options and treating the Presumed Consideration therefor as received as of such date, and, on such basis, such new adjustment, if any, of the number of shares of Common Stock comprising a Unit shall be made as may be required by the first paragraph of this Section 9(e), which new adjustment shall supersede the previous adjustment so rescinded and annulled for the Warrant exercised after such new adjustment.

(5)                                  Effect of Stock Split on “Deemed Issued” Shares.  Upon the effective or record date for any subdivision or combination of the Common Stock of the character described in Section 9(a) hereof, including the issuance of a stock dividend which is treated as such a subdivision under paragraph (1) of this Section 9(e), the number of the shares of Common Stock which are at the time deemed to have been issued by virtue of paragraphs (2), (3) or (4) of this Section 9(e), but have not actually been issued, shall be deemed to be increased or decreased proportionately.

(6)                                  Computation of Consideration and Presumed Consideration.  For the purposes of this Section 9:

(i)                                     The consideration received by the Company upon the actual issuance of additional shares of Common Stock shall be deemed to be the sum of the amount of cash and the fair value of property (as determined by a single qualified appraiser (which shall be either a national accounting firm or a national or regional major investment bank) selected by mutual agreement between the Company and the Holder as at the time of issue or “deemed issue” in the case of the following paragraph (ii)) received or receivable by the Company as the consideration or part of the consideration (v) at the time of issuance of the Common Stock, (w) for the issuance of any rights or options upon the exercise or conversion of which such Common Stock was issued, (x) for the issuance of any rights or options to purchase Convertible Securities upon the conversion of which such Common Stock was issued, (y) for the issuance of the Convertible Securities upon conversion of which such Common Stock was issued and (z) at the time of the actual exercise of such rights, options or conversion privileges upon the exercise or conversion of which such Common Stock was issued, in each case without deduction for commissions and expenses incurred by the Company for any underwriting of, or otherwise in connection with the issue or sale of, such rights, options, Convertible

Securities or Common Stock, but after deduction of any sums paid by the Company in cash upon the exercise of, and pursuant to, such rights, options or conversion privileges in respect of fractional shares of Common Stock;

(ii)                                  The consideration deemed to have been received by the Company for additional shares of Common Stock deemed to be issued pursuant to rights, options and conversion privileges by reason of transactions of the character described in paragraphs (2), (3) and (4)(ii) of this Section 9(e) (herein called the “Presumed Consideration” therefor) shall be the consideration (determined as provided in the foregoing paragraph (i)) that would be received or receivable by the Company at or before the actual issue of such shares of Common Stock so deemed to be issued, if all rights, options and conversion privileges necessary to effect the actual issue of the number of shares deemed to have been issued had been exercised (successively exercised in the case of rights or options to purchase Convertible Securities), and the minimum consideration received or receivable by the Company upon such exercise had been received; all computed without regard to the possible future effect of anti-dilution provisions on such rights, options and/or conversion privileges.

(f)                                    Statement of Adjustment of Unit and Current Price.  Whenever the number of shares of Common Stock comprising a Unit is adjusted pursuant to any of the foregoing provisions of this Section 9, the Company shall promptly prepare a written statement signed by the chief executive officer of the Company, setting forth the adjustment in the number of shares comprising a Unit purchasable hereunder, determined as provided in this Section, and the amount of the then effective Current Price, and in reasonable detail the facts requiring such adjustment and the calculation thereof. Such statement shall be filed among the permanent records of the Company and a copy thereof shall be furnished to the Holder without request and shall at all reasonable times during business hours be open  to inspection by the Holder. The Company shall also promptly cause a notice, stating that such an adjustment has been effected and setting forth the increased or decreased number of shares purchasable and the amount of the then effective Current Price, to be delivered by facsimile, reliable courier or first-class mail postage prepaid to the Holder.

(g)                                 Determination By the Board of Directors.  All determinations by the Board of Directors of the Company under the provisions of this Section 9 shall be made in good faith with due regard to the interests of the Holder and the other holders of securities of the Company and in accordance with good financial practice, and all valuations made by the Board of Directors of the Company under the terms of this Section 9 must be made with due regard to any market quotations of securities involved in, or related to, the subject of such valuation.

(h)                                 Definitions.  For all purposes of this Section 9 and this Warrant, unless the context otherwise requires, the following terms have the following respective meanings:

“Common Stock” shall mean (i) the Company’s presently authorized Common Stock as such class exists on the date of this Warrant; and (ii) stock of the Company of any class thereafter authorized that ranks, or is entitled to a participation, as to assets or dividends, substantially on a parity with Common Stock.

“Company” shall mean Advanced Materials Group, Inc., a Nevada corporation, and any other corporation assuming the Company’s obligations with respect to this Warrant pursuant to this Section 9.

“Convertible Securities” shall have the meaning specified in Section 9(e)(1).

“Current Price” per share of Common Stock, shall mean the amount equal to the quotient resulting from dividing (i) the Exercise Price per Unit herein provided by (ii) the number of shares (including any fractional share) of Common Stock comprising a Unit on such date.

“Excluded Stock” shall mean the shares of Common Stock issued (i) upon exercise of this Warrant, (ii) in respect of which an adjustment is required to be made pursuant to Section 9(a), (b), (c) or (d) hereof, or (iii) pursuant to the exercise or conversion of any options, warrants, convertible securities or other securities issued and outstanding on the date hereof.

“Presumed Consideration” shall have the meaning specified in Section 9(e)(6)(ii).

Section 10.                                   CURRENT REPORTING.

With a view to making available to the Holder the benefits of Rule 144 promulgated under the 1933 Act and any other rule or regulation of the Securities and Exchange Commission that may at any time permit a holder to sell securities of the Company to the public without registration, the Company agrees to use its reasonable best efforts to: (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times; (b) file with the Securities and Exchange Commission in a timely manner all reports and other documents required of the Company under the 1933 Act and the Securities Exchange Act of 1934 (the “1934 Act”); and (c) furnish to any Holder so long as such Holder owns any shares of Common Stock or warrants to acquire any shares of Common Stock forthwith upon request a written statement by the Company that it has complied with the reporting requirements of Rule 144 and of the 1933 Act and the 1934 Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing any holder of any rule or regulation of the Securities and Exchange Commission permitting the selling of any such securities without registration.

Section 12.                                   AMENDMENTS.

Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally or in writing, provided that any term of this Warrant may be amended or the observance of such term may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Company and the Holder of this Warrant.

Section 13.                                   GOVERNING LAW.

This Warrant shall be governed by the laws of the State of Nevada without regard to its conflict of laws principles or rules.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name by its duly authorized officer.

Dated:  May 14, 2004

ADVANCED MATERIALS GROUP, INC.

By:
Robert E. Delk,
President and Chief Executive Officer

SUBSCRIPTION NOTICE

The undersigned, the Holder, hereby elects to exercise purchase rights represented by the Warrant dated May 14, 2004 for, and to purchase thereunder,                       shares of the Common Stock covered by such Warrant and herewith makes payment in full therefor of $                     cash and/or by cancellation of $                  of indebtedness of the Company to the Holder hereof and requests that certificates for such shares (and any securities or property deliverable upon such exercise) be issued in the name of and delivered to                                                                                                                                                                          whose address is

The undersigned agrees that, in the absence of an effective registration statement with respect to Common Stock issued upon this exercise, the undersigned is acquiring such Common Stock for investment and not with a view to distribution thereof and that the certificate or certificates representing such Common Stock may bear a legend substantially as follows:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS.  UNLESS THEY ARE SOLD PURSUANT TO RULE 144 PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION UNDER SAID ACT, THEY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN ABSENCE OF SUCH REGISTRATION AND QUALIFICATION WITHOUT AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

Dated:	,

Signature guaranteed:

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                                                                                   the rights represented by the foregoing Warrant of                                                                                and appoints                                                                                                 attorney to transfer said rights on the books of said corporation, with full power of substitution in the premises.

Dated:	,

Signature guaranteed:

NOTICE:   The signature to this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.